UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 14, 2008
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Amendment to the Escrow Agreement
Amended and Restated Reimbursement Agreement
Third Amendment to the Master Services Agreement
Amendment to the Visteon Salaried Employee Lease Agreement
Fourth Amendment to the Intellectual Property Contribution Agreement

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01. Entry into a Material Definitive Agreement.
               On August 14, 2008, Visteon Corporation (the “Company”), Ford Motor Company (“Ford”) and Automotive Components Holdings, LLC (“ACH”) amended the following agreements:
•	The Escrow Agreement, dated as of October 1, 2005 (the “Escrow Agreement”), among Ford, the Company and Deutsche Bank Trust Company Americas, was amended to, among other things, provide that Ford will contribute an additional $50 million into the escrow account, and to provide that such additional funds shall be available to the Company to fund restructuring and other qualifying costs, as defined within the Escrow Agreement, on a 100% basis.

•	The Reimbursement Agreement, dated as of October 1, 2005, between Ford and the Company, was amended and restated to, among other things, require Ford to reimburse the Company for certain severance expenses and other qualifying termination benefits, as defined in such agreement, relating to the termination of salaried employees who were leased to ACH. Previously, the amount required to be reimbursed by Ford was capped at $150 million, of which the first $50 million was to be funded in total by Ford and the remaining $100 million was to be matched by the Company. Any unused portion of the $150 million as of December 31, 2009 was to be deposited into the escrow account governed by the Escrow Agreement.

•	The Master Services Agreement, dated as of September 30, 2005, as amended, between the Company and ACH, was amended to, among other things, extend the term that Visteon will provide certain services to ACH, Ford and others from December 31, 2009 to January 1, 2011.

•	The Visteon Salaried Employee Lease Agreement, dated as of October 1, 2005, as amended, between the Company and ACH was amended to, among other things, extend the term that ACH may lease salaried employees of the Company from December 31, 2010 to December 31, 2014.

•	The Intellectual Property Contribution Agreement, dated as of October 1, 2005, as amended, among the Company, Visteon Global Technologies, Inc., Automotive Components Holdings, Inc. and ACH was amended to, among other things, to clarify the availability for use of certain patents, design tools and other proprietary information.
               The description of the above amendments does not purport to be complete and is qualified in their entirety by reference to the complete text of the amendments, copies of which are filed as exhibits 10.1 through 10.5 hereto and incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment, dated as of August 14, 2008, to the Escrow Agreement, dated as of October 1, 2005, among Ford, the Company and Deutsche Bank Trust Company Americas.

10.2	Amended and Rested Reimbursement Agreement, dated as of August 14, 2008, between Ford and the Company.

10.3	Third Amendment, dated as of August 14, 2008, to the Master Services Agreement, dated as of September 30, 2005, as amended, between the Company and ACH.

10.4	Amendment, dated as of August 14, 2008, to the Visteon Salaried Employee Lease Agreement, dated as of October 1, 2005, as amended, between the Company and ACH.

10.5	Fourth Amendment, dated as of August 14, 2008, to the Intellectual Property Contribution Agreement, dated as of October 1, 2005, as amended, among the Company, Visteon Global Technologies, Inc., ACH and Automotive Components Holdings, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: August 20, 2008	By:	/s/ William G. Quigley III
William G. Quigley III
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
10.1	Amendment, dated as of August 14, 2008, to the Escrow Agreement, dated as of October 1, 2005, among Ford Motor Company, Visteon Corporation and Deutsche Bank Trust Company Americas.

10.2	Amended and Rested Reimbursement Agreement, dated as of August 14, 2008, between Ford Motor Company and Visteon Corporation.

10.3	Third Amendment, dated as of August 14, 2008, to the Master Services Agreement, dated as of September 30, 2005, as amended, between Visteon Corporation and Automotive Components Holdings, LLC.

10.4	Amendment, dated as of August 14, 2008, to the Visteon Salaried Employee Lease Agreement, dated as of October 1, 2005, as amended, between Visteon Corporation and Automotive Components Holdings, LLC.

10.5	Fourth Amendment, dated as of August 14, 2008, to the Intellectual Property Contribution Agreement, dated as of October 1, 2005, as amended, among Visteon Corporation, Visteon Global Technologies, Inc., Automotive Components Holdings, Inc. and Automotive Components Holdings, LLC.